UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 1, 2006

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware Delaware	1-12994 000-50694	52-1802283 52-1873369
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1300 Wilson Boulevard

Suite 400

Arlington, Virginia 22209

(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (703) 526-5000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

Item 1.01. Entry into a Material Definitive Agreement.

On February 1, 2006, the Mills Trust Preferred Securities 2006-1, a newly formed Delaware statutory trust (the “Trust”) that is a wholly owned subsidiary of The Mills Limited Partnership, privately placed $100,000,000 in aggregate principal amount of trust preferred securities (the “Trust Preferred Securities”) to “qualified institutional buyers” under Rule 144A of the Securitites Act of 1933, as amended. The Trust Preferred Securities mature on March 30, 2036 and may be called at par by The Mills Limited Partnership any time after March 30, 2011, and require quarterly distributions of interest by the Trust to the holders of the Trust Preferred Securities. Distributions will be payable quarterly at a fixed interest rate equal to 7.38% per annum through March 30, 2011 and thereafter will be payable at a floating interest rate equal to the London Interbank Offered Rate (“LIBOR”) rate plus 2.45%, resetting quarterly. The Trust simultaneously issued 3,093 of the Trust’s common securities (the “Common Securities”) to The Mills Limited Partnership for a purchase price of $3,093,000, which constitutes all of the issued and outstanding common securities of the Trust.

The Trust used the proceeds from the sale of the Trust Preferred Securities and Common Securities to purchase $103,093,000 in aggregate principal amount of unsecured junior subordinated notes due March 30, 2036 issued by The Mills Limited Partnership (the “Junior Subordinated Notes”). The net proceeds to The Mills Limited Partnership from the sale of the Junior Subordinated Notes to the Trust, which amounted to approximately $97,400,000, will be used for general corporate purposes.

The Junior Subordinated Notes were issued pursuant to a Junior Subordinated Indenture, dated February 1, 2006 (the “Indenture”), between The Mills Limited Partnership, as issuer, The Mills Corporation, as guarantor, and Wilmington Trust Company, a Delaware banking corporation, as trustee. The terms of the Junior Subordinated Notes are substantially the same as the terms of the Trust Preferred Securities. The interest payments on the Junior Subordinated Notes paid by The Mills Limited Partnership will be used by the Trust to pay the quarterly distributions to the holders of the Trust Preferred Securities. The Indenture permits The Mills Limited Partnership to redeem the Junior Subordinated Notes (and thus a like amount of the Trust Preferred Securities) on or after March 30, 2011. If The Mills Limited Partnership redeems any amount of the Junior Subordinated Notes, the Trust must redeem a like amount of the Trust Preferred Securities. As guarantor under the Indenture, The Mills Corporation guarantees the payment, after the expiration of any grace or cure period, of any amounts to be paid by The Mills Limited Partnership under the terms of the Indenture. The obligations of The Mills Corporation as guarantor under the Indenture constitute unsecured obligations of The Mills Corporation and rank subordinate and junior to all senior debt of The Mills Corporation. The preceding discussion is qualified in its entirety by reference to the terms of the Indenture, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

The terms of the Trust Preferred Securities are governed by an Amended and Restated Trust Agreement, dated February 1, 2006 (the “Trust Agreement”), among The Mills Limited Partnership, as depositor, The Mills Corporation, as guarantor, Wilmington Trust Company, a Delaware banking corporation, as property trustee (the “Property Trustee”), Wilmington Trust Company, a Delaware banking corporation, as Delaware trustee (the “Delaware Trustee”) and the Administrative Trustees named therein (the “Administrative Trustees” and, together with the Property Trustee and the Delaware Trustee, the “Trustees”) and the holders from time to time of undivided beneficial interests in the assets of the Trust. Under the terms of the Trust Preferred Securities, an event of default generally occurs upon:

•	non-payment of interest on the Junior Subordinated Notes when it becomes due and payable, and continuance of the default for a period of 30 days;

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•	non-payment of the principal of, or any premium on, the Junior Subordinated Notes at their maturity;

•	failure by The Mills Limited Partnership or The Mills Corporation to comply with their covenants or certain other provisions of the Indenture, which failure continues for a period of 30 days after The Mills Limited Partnership and The Mills Corporation receive notice of such failure;

•	non-payment of any distribution on the Trust Preferred Securities when it becomes due and payable, and continuance of the default for a period of 30 days;

•	non-payment of the redemption price of any Trust Preferred Security when it becomes due and payable;

•	the Trustees’ default in the performance, or breach, in any material respect with any of their covenants or certain other provisions of the Trust Agreement, which failure continues for a period of 30 days after the Trustees and The Mills Limited Partnership receive notice of such failure; or

•	bankruptcy or liquidation of The Mills Limited Partnership or The Mills Corporation or of the Trust.

Holders of Trust Preferred Securities may require The Mills Limited Partnership to repurchase the Trust Preferred Securities under certain circumstances described in the Trust Agreement. The preceding discussion is qualified in its entirety by reference to the terms of the Trust Agreement, which is attached hereto as Exhibit 4.2 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.
4.1	Junior Subordinated Indenture, dated February 1, 2006, between The Mills Limited Partnership, as issuer, The Mills Corporation, as guarantor, and Wilmington Trust Company, a Delaware banking corporation, as trustee.

4.2	Amended and Restated Trust Agreement, dated February 1, 2006, among The Mills Limited Partnership, as depositor, The Mills Corporation, as guarantor, Wilmington Trust Company, a Delaware banking corporation, as property trustee, Wilmington Trust Company, a Delaware banking corporation, as Delaware trustee and the Administrative Trustees named therein and the holders from time to time of undivided beneficial interests in the assets of the Trust.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MILLS CORPORATION

By:	/s/ MARK D. ETTENGER
Name:	Mark D. Ettenger
Title:	President

THE MILLS LIMITED PARTNERSHIP

By: The Mills Corporation, its general partner

By:	/s/ MARK D. ETTENGER
Name:	Mark D. Ettenger
Title:	President

Date: February 7, 2006

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EXHIBIT INDEX

Exhibit No.
4.1	Junior Subordinated Indenture, dated February 1, 2006, between The Mills Limited Partnership, as issuer, The Mills Corporation, as guarantor, and Wilmington Trust Company, a Delaware banking corporation, as trustee.

4.2	Amended and Restated Trust Agreement, dated February 1, 2006, among The Mills Limited Partnership, as depositor, The Mills Corporation, as guarantor, Wilmington Trust Company, a Delaware banking corporation, as property trustee, Wilmington Trust Company, a Delaware banking corporation, as Delaware trustee and the Administrative Trustees named therein and the holders from time to time of undivided beneficial interests in the assets of the Trust.

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